sukieUNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐	Definitive Information Statement

SOLAR ACQUISITION CORP
(Name of Registrant as Specified in Its Charter)

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SOLAR ACQUISITION CORP
215 Dino Drive, Ann Arbor, MI 48103

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on April ___, 2011 of Solar Acquisition Corp, a Florida corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about April ____, 2011.

The purpose of this Information Statement is to notify stockholders of the Company that, on February 7, 2011 , the Company received a written consent in lieu of a meeting of stockholders from the holder of 9,221,001 shares of Common Stock (representing 54.26% of the issued and outstanding shares of Common Stock).  The written consent adopted resolutions approving an amendment to the Company’s articles of incorporation changing the name of the Company to Clean Power, Inc.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON  APRIL ___, 2011 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

April ___, 2011	By:	/s/ Peter Klamka
Peter Klamka
President and Chief Executive Officer

SOLAR ACQUISITION CORP
215 Dino Drive, Ann Arbor, MI 48103

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on April ___, 2011 of Solar Acquisition Corp, a Florida corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about April  ___, 2011.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on April  ___, 2011 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a principal stockholder of the Company.  A holder of the Company’s Common Stock has approved an amendment to the Company’s articles of incorporation to change the Company’s name to Clean Power, Inc. (the “Action”).  In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of a stockholder holding a majority of the voting power of the Company, in accordance with Florida Law.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the principal stockholders vote?

A total of 13 holders, who hold 54.26% of the total issued and outstanding voting capital stock of the Company on the Record Date, holds a majority of the issued and outstanding voting capital stock required to vote on the Action.  The stockholder has voted for the following:

•	For the approval of an amendment to the articles of incorporation of the Company to change the name of the Company to Clean Power, Inc.

What vote is required to approve the Action?

In order to amend the articles of incorporation of the Company to change the name of the Company, the affirmative vote of a majority of the voting capital stock is required.  On February 7, 2011,  principal stockholders of the Company voted in favor of the Action.  Under FL Stat. § 607.0704, as amended from time to time, and in accordance with the Bylaws of the Company,  all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.  Because the total of 13 shareholders are entitled to cast a vote representing 9,221,001 shares of Common Stock (which shares are equal to 54.26% of the total issued and outstanding voting capital stock of the Company on the Record Date), no action by the minority stockholders in connection with the Action is required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner(1)	Number Of Shares	Percent Ownership
Barton PK (2)	1,000,000	4.88%
Richard Mays (3)	1,000,000	4.88%
Bruce Levy (4)	350,000	1.71%
Daryl Bassett(5)	750,000	3.66%
Joseph Keppeln(6)	750,000	3.66%
Jose Campaña (7)	750,000	3.66%
Jason T. Wynn	1,470,000	7.17%
Global Natural Energy, Ltd.	2,000,000	9.76%
All Directors, Officers and Principal Stockholders as a Group	8,070,000	39.38%

1.)	The address of each shareholder is care of Solar Acquisition Corp at 215 Dino Dr., Ann Arbor, MI 48103 unless otherwise stated.

2.)	Peter Klamka, is a Director an officer of Solar Acquisition Corp., is a beneficial owner in Barton PK, LLC.

3.)	Richard Mays is a Director of Solar Acquisition Corp.

4.)	Bruce Levy is a Director of Solar Acquisition Corp.

5.)	Daryl Bassett is Director and an officer of Solar Acquisition Corp.

6.)	Joseph Keppeln is a Director and an officer of Solar Acquisition Corp.

7.)	Jose Campaña is an officer of Solar Acquisition Corp.

ACTION

AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO CLEAN POWER, INC.

On February 1, 2011, the Company’s board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to change the name of the Company to Clean Power, Inc.  On February 7, 2011, the Company received a written consent in lieu of a meeting of stockholders from  13 holders of 9,221,001 shares of Common Stock (representing 54.26% of the issued and outstanding shares of Common Stock) approving the Action.  A copy of the Articles of Amendment are attached as Appendix A hereto.

Purpose of Changing the Name of the Company

Over the course of the last year, the Board of Directors has discussed business operations of the company and the limited focus to only solar products.  Given the uncertainty in the current clean energy markets regarding which renewable source will take the lead, the Board has decided, and hereto recommends, that it is in the best interest of the Company to diversify the scope of the Company’s business.  Opportunities have been presented in other fields such as fuel cell technology, algae and biofuel development, carbon credits, and wind and geothermal energy projects, that although perfectly suited for the goals of the Company, step beyond the solar specific goals previously set forth.

In consideration of the new direction of the Company, the Board of Directors recommends that the Company change its name to encapsulate the larger goals of the Company.  As such, the Board of Directors believes that, in the best interest of the Company, the name Clean Power, Inc. is more inclusive than Solar Acquisition Corp and more accurately represents the business and operations of the Company.

Effective Date of the Amendment

The name change of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of Florida.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dissenters’ Right of Appraisal

Under Florida law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed amendment to change the name of the Company, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to such name change.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action to change the name of the Company.  The principal stockholders that have consented to the Action hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Action.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

For the fiscal year ending on December 31, 2010, there were no transactions with related persons required to be disclosed in this Information Statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 215 Dino Drive, Ann Arbor, MI 48103, or by calling (734) 320-7628.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.
.
BY ORDER OF THE BOARD OF DIRECTORS

April ___, 2011	By:	/s/ Peter Klamka
Peter Klamka
President and Chief Executive Officer

APPENDIX A

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
SOLAR ACQUISITION CORP

Pursuant to the provisions of FL Stat. § 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

1. The Articles of Incorporation of the Corporation is hereby amended by deleting the text of the first paragraph thereof in its entirety and by adding, in lieu thereof, the following text:

“Clean Power, Inc.”

2. The Board of Directors of the Corporation adopted resolutions proposing the amendment for approval by the holders of a majority of the issued and outstanding shares of all of the Corporation’s stock entitled to vote on the matter, which majority shareholders executed a written consent in accordance with the provisions of FL Stat. § 607.0704 in favor of the amendment.

3. This Article of Amendment has been duly adopted in accordance with the provisions of FL Stat. § 607.1006.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of February ___, 2011.

SOLAR ACQUISITION CORP

April ___, 2011	By:
Peter Klamka, President and CEO